Exhibit 99.1

MEDLEY MANAGEMENT INC. REPORTS

FIRST QUARTER 2015 RESULTS

NEW YORK, May 14, 2015 (GLOBE NEWSWIRE) -- Medley Management Inc. (NYSE: MDLY) today reported its financial results for the three months ended March 31, 2015.

Highlights

•	Total assets under management were $3.9 billion, a 51% increase year over year

•	Fee earning assets under management were $3.2 billion, a 45% increase year over year

•	Core Net Income Per Share was $0.25, a 127% increase year over year

•	U.S. GAAP net income attributable to Medley Management Inc. was $0.19 per share

“We are pleased with our strong first quarter performance,” said Seth Taube, Co-Chief Executive Officer of Medley Management Inc. “The underlying trends that drive our core businesses remain favorable, and we believe opportunities will increase as traditional lenders continue to withdraw from our segment of the middle market.”

Standalone Results of Operations for the Three Months Ended March 31, 2015

Total revenues increased by 49%, or $8.4 million, to $25.5 million for the three months ended March 31, 2015 compared to $17.1 million for the same period in 2014. The increase was due primarily to a $2.6 million increase in management fees due to increases in fee earning AUM, as well as a $6.3 million increase in performance fee revenue.

Total expenses increased by 25%, or $2.3 million to $11.8 million for the three months ended March 31, 2015 compared to $9.5 million for the same period in 2014. The increase was due primarily to a $3.5 million increase in compensation and benefits due to higher headcount, partially offset by a decrease of $1.4 million in performance fee compensation.

Total other expense, net increased by $0.5 million to $2.1 million for the three months ended March 31, 2015 compared to $1.6 million for the same period in 2014. The increase is due primarily to a $1.5 million increase in interest expense, partially offset by decreases in other expenses.

Pre-Tax Core Net Income increased by 118%, or $7.2 million, to $13.3 million for the three months ended March 31, 2015 compared to $6.1 million for the same period in 2014. Core Net Income Per Share increased by 127% to $0.25 per share for the three months ended March 31, 2015, compared to $0.11 per share in the comparable period in 2014.

Core EBITDA increased by $8.7 million to $15.5 million for the three months ended March 31, 2015 compared to $6.8 million for the same period in 2014.

Note: The financial results for the first quarter 2014 reflect those of our operating subsidiaries, Medley LLC and Medley GP Holdings LLC and their consolidated subsidiaries prior to our initial public offering (“IPO”) and the related reorganization.

Contact

Sam Anderson

212.759.0777

Key Performance Indicators:

	For the Three Months Ended
	March 31,
	(unaudited)
	2015	2014
	(Amounts in thousands, except AUM, share and per share data)
Consolidated Financial Data:
Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$9,077	$5,788

Standalone Data:
Pre-Tax Core Net Income (1)	$13,266	$6,073
Core Net Income (1)	11,767	5,843
Core EBITDA (2)	15,462	6,798
Core Net Income Per Share (3)	$0.25	$0.11
Core Net Income Margin (4)	29.7%	20.3%
Pro-Forma Weighted Average Shares Outstanding (5)	30,475,937	30,484,722

Other Data (at period end, in millions):
AUM	$3,924	$2,602
Fee Earning AUM	3,165	2,177

(1)	Pre-Tax Core Net Income is calculated as Core Net Income before income taxes. Core Net Income reflects standalone net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC adjusted to exclude reimbursable expenses associated with the launch of funds, certain one-time severance costs and stock-based compensation associated with restricted stock units that were granted in connection with our IPO. In addition, for the three months ended March 31, 2014, Core Net Income includes the pro-forma adjustment to reflect guaranteed payments to Medley LLC members as compensation expense, that, prior to our reorganization and IPO, were recorded as distributions from members’ capital. Please refer to the reconciliation of Core Net Income to Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC in Exhibit B for additional details.
(2)	Core EBITDA is calculated as Core Net Income before interest expense, income taxes and depreciation. Please refer to the reconciliation of Core EBITDA to Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC in Exhibit C for additional details.
(3)	Core Net Income Per Share is calculated as Core Net Income, adjusted for the income tax effect of assuming that all of our pre-tax earnings are subject to federal, state and local corporate income taxes, divided by Pro-Forma Weighted Average Shares Outstanding (as defined below). Please refer to the calculation of Core Net Income Per Share in Exhibit B for additional details.
(4)	Core Net Income Margin equals Core Net Income Per Share divided by total standalone revenue per share for the respective periods presented.
(5)	The calculation of Pro-Forma Weighted Average Shares Outstanding assumes that the following transactions had occurred at the beginning of each period presented: (1) the issuance of 6,000,000 Class A common shares in connection with our IPO (2) conversion by the pre-IPO holders of 23,333,333 Medley LLC units for 23,333,333 Class A shares and (3) the grant of 1,151,389 restricted stock units in connection with our IPO, adjusted for actual forfeitures and additional grants during the period.

Fee Earning AUM

The table below presents the year-to-date roll forward of our total fee earning AUM:

				% of AUM
	Permanent	Long-dated		Permanent	Long-dated
	Capital	Private Funds		Capital	Private Funds
	Vehicles	and SMAs	Total	Vehicles	and SMAs
	(Dollars in millions)
Beginning balance, December 31, 2014	$2,047	$1,011	$3,058	67%	33%
Commitments	90	86	176
Capital Reduction	(8)	(17)	(25)
Distributions	(30)	(41)	(71)
Change in fund value	24	3	27
Ending balance, March 31, 2015	$2,123	$1,042	$3,165	67%	33%

Total fee earning AUM increased by 3%, or $107 million to $3.2 billion at March 31, 2015 compared to December 31, 2014. The permanent capital vehicles’ share of fee earning AUM remained constant at 67% at March 31, 2015 and December 31, 2014.

The table below presents the year over year roll forward of our total fee earning AUM:

				% of AUM
	Permanent	Long-dated		Permanent	Long-dated
	Capital	Private Funds		Capital	Private Funds
	Vehicles	and SMAs	Total	Vehicles	and SMAs
	(Dollars in millions)
Beginning balance, March 31, 2014	$1,266	$911	$2,177	58%	42%
Commitments	929	501	1,430
Capital Reduction	(8)	(270)	(278)
Distributions	(116)	(90)	(206)
Change in fund value	52	(10)	42
Ending balance, March 31, 2015	$2,123	$1,042	$3,165	67%	33%

Total fee earning AUM increased by 45%, or $1.0 billion to $3.2 billion at March 31, 2015 compared to March 31, 2014. The permanent capital vehicles’ share of fee earning AUM increased to 67% at March 31, 2015 compared to 58% at March 31, 2014.

Conference Call and Webcast Information

We will host an earnings conference call and audio webcast at 11:00 a.m. (Eastern Time) on Friday May 15, 2015 to discuss our first quarter 2015 financial results.

All interested parties may participate in the conference call by dialing (800) 299-8538 approximately 5-10 minutes prior to the call. International callers should dial (617) 786-2902. Participants should reference Medley Management Inc. and the participant passcode of 52729866 when prompted. Following the call you may access a replay of the event via audio webcast. This conference call will be broadcast live over the Internet and can be accessed by all interested parties through the Company's website, http://www.mdly.com. To listen to the live call, please go to the Company's website at least 15 minutes prior to the start of the call to register and download any necessary audio software. For those who are not able to listen to the live broadcast, a replay will be available shortly after the call on the Company's website.

About Medley Management Inc.

Medley Management Inc. is an asset management firm offering yield solutions to retail and institutional investors through Medley LLC and several registered investment advisors. Medley's national direct origination franchise, with over 80 people, is a premier provider of capital to the middle market in the U.S. As of March 31, 2015, Medley had in excess of $3.9 billion of investable capital in business development companies, Medley Capital Corporation (NYSE:MCC), the Sierra Income Corporation, and private investment vehicles. Over the past 13 years, we have invested in excess of $5.3 billion to help over 290 companies grow across 35 industries in North America. For additional information, please visit Medley Management Inc. at www.mdly.com.

Forward-Looking Statements

Statements included herein may contain "forward-looking statements". Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission, including those described in the section “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Except as required by law, the Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements made herein speak only as of the date of this press release.

This press release does not constitute an offer for any Medley fund.

Available Information

Medley Management Inc.’s filings with the Securities and Exchange Commission, press releases, earnings releases and other financial information are available at www.mdly.com.

Exhibit A. Standalone Statements of Operations of Medley Management Inc. (Prior to September 29, 2014, Medley LLC and Medley GP Holdings LLC)

	For the Three Months Ended March 31, (unaudited)
	2015	2014
	(Amounts in thousands)
Revenues
Management fees	$17,520	$14,991
Performance fees	6,336	76
Other revenues and fees	1,624	2,013
Total revenues	25,480	17,080

Expenses
Compensation and benefits	7,221	3,759
Performance fee compensation	112	1,518
General, administrative and other expenses	4,507	4,229
Total expenses	11,840	9,506

Other income (expense)
Dividend income	222	222
Interest expense	(2,085)	(633)
Other expenses, net	(262)	(1,192)
Total other expense, net	(2,125)	(1,603)
Income before income taxes	$11,515	$5,971
Provision for income taxes	1,148	230
Net income	10,367	5,741
Net income attributable to non-controlling interests in consolidated subsidiaries	1,290	(47)
Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$9,077	$5,788

Exhibit B. Reconciliation of Core Net Income and Core EBITDA (Standalone) to Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC

	For the Three Months Ended March 31, (unaudited)
	2015	2014
	(Amounts in thousands)
Net income attributable to Medley Management Inc. and non-controlling interests in Medley LLC	$9,077	$5,788
Reimbursable fund startup expenses (1)	1,923	1,275
Severance expense (1)	121	6
IPO date award stock-based compensation (1)	646	-
Adjustment for pre-IPO guaranteed payments to members (1)(2)	-	(1,226)
Core Net Income	$11,767	$5,843
Interest expense	2,085	633
Income taxes	1,499	230
Depreciation and amortization	111	92
Core EBITDA	$15,462	$6,798

(1)	Amounts are presented net of income taxes.
(2)	Represents a pro-forma adjustment to reflect guaranteed payments to Medley LLC members as compensation expense, that, prior to our reorganization and IPO, were treated as distributions from members’ capital.

Exhibit C. Calculation of Core Net Income Per Share (Standalone)

	For the Three Months Ended
	March 31,
	(unaudited)
	2015	2014
	(Amounts in thousands, except share and per share amounts)
Numerator
Core Net Income	$11,767	$5,843
Add: Income taxes	1,499	230
Pre-Tax Core Net Income	13,266	6,073

Denominator
Class A shares issued in IPO	6,000,000	6,000,000
Conversion of LLC Units to Class A shares	23,333,333	23,333,333
Restricted stock units (1)	1,142,604	1,151,389
Pro-Forma Weighted Average Shares Outstanding (1)	30,475,937	30,484,722
Pre-Tax Core Net Income Per Share	$0.44	$0.20
Less: corporate income taxes per share (2)	(0.19)	(0.09)
Core Net Income Per Share	$0.25	$0.11

(1)	The calculation of Pro-Forma Weighted Average Shares Outstanding assumes that the following transactions had occurred at the beginning of each period presented: (1) the issuance of 6,000,000 Class A common stock in connection with our IPO (2) the conversion by the pre-IPO holders of 23,333,333 LLC units for 23,333,333 shares of Class A common stock and (3) the grant of 1,151,389 restricted stock units on the consummation of our IPO, adjusted for actual forfeitures and additional grants during the period.
(2)	Represents a per share adjustment for income taxes assuming that all of our standalone pre-tax earnings were subject to federal, state and local income taxes. We assumed an effective corporate tax rate of 43.0% for all periods presented.

Exhibit D. Condensed Consolidated Statements of Operations of Medley Management Inc. (Prior to September 29, 2014, Medley LLC and Medley GP Holdings LLC)

	Three Months Ended
	March 31,
	(unaudited)
	2015	2014
	(Amounts in thousands, except share and per share data)
Revenues
Management fees	$16,194	$13,228
Performance fees	1,212	755
Other revenues and fees	1,624	2,013
Total revenues	19,030	15,996

Expenses
Compensation and benefits	7,221	3,759
Performance fee compensation	112	1,518
Consolidated Funds expenses	793	320
General, administrative and other expenses	4,507	4,229
Total expenses	12,633	9,826

Other income (expense)
Dividend income	222	222
Interest expense	(2,085)	(633)
Other expenses, net	(383)	(931)
Interest and other income of Consolidated Funds	18,727	13,421
Interest expense of Consolidated Funds	(3,804)	(1,312)
Net realized gain (loss) on investments of Consolidated Funds	952	1,357
Net change in unrealized appreciation (depreciation) on investments of Consolidated Funds	4,022	(7,813)
Net change in unrealized depreciation (appreciation) on secured borrowings of Consolidated Funds	(416)	(324)
Total other income, net	17,235	3,987
Income before income taxes	23,632	10,157
Provision for income taxes	1,690	504
Net income	21,942	9,653
Net income attributable to non-controlling interests in Consolidated Funds	11,575	3,912
Net income (loss) attributable to non-controlling interests in consolidated subsidiaries	1,290	(47)
Net income attributable to non-controlling interests in Medley LLC	7,803	$5,788
Net income attributable to Medley Management Inc.	$1,274

Net income per Class A common stock:
Basic	$0.19
Diluted	$0.19
Weighted average shares - Basic and Diluted	6,000,000

Exhibit E. Condensed Consolidated Balance Sheets of Medley Management Inc.

	As of
	March 31,	As of
	2015	December 31,
	(unaudited)	2014
	(Amounts in thousands)
Assets
Cash and cash equivalents	$71,834	$87,206
Investments, at fair value	11,539	9,901
Management fees receivable	15,024	15,173
Performance fees receivable	6,785	5,573
Other assets	9,084	9,230

Assets of Consolidated Funds:
Cash and cash equivalents	77,725	38,111
Investments, at fair value	735,623	734,870
Interest and dividends receivable	6,415	6,654
Other assets	1,340	3,681
Total assets	$935,369	$910,399

Liabilities and Equity
Loans payable	$102,932	$103,057
Accounts payable, accrued expenses and other liabilities	19,323	27,583
Performance fee compensation payable	11,377	11,807

Liabilities of Consolidated Funds:
Accounts payable, accrued expenses and other liabilities	13,724	5,767
Secured borrowings	136,806	141,135
Total liabilities	284,162	289,349

Equity
Class A Common Stock	60	60
Class B Common Stock	-	-
Capital deficit	(1,606)	(2,384)
Retained earnings	180	272
Total stockholders' deficit, Medley Management Inc.	(1,366)	(2,052)
Non-controlling interests in Consolidated Funds	654,970	625,548
Non-controlling interests in consolidated subsidiaries	2,816	1,526
Non-controlling interests in Medley LLC	(5,213)	(3,972)
Total equity	651,207	621,050
Total liabilities and equity	$935,369	$910,399

Exhibit F. Consolidating Statements of Operations and Consolidated Balance Sheets of Medley Management Inc. (Prior to September 29, 2014, Medley LLC and Medley GP Holdings LLC)

	For the Three Months Ended March 31, 2015
	(unaudited)
		Consolidated
	Standalone	Funds	Eliminations	Consolidated
	(Amounts in thousands)
Revenues:
Management fees	$17,520	$-	$(1,326)	$16,194
Performance fees	6,336	-	(5,124)	1,212
Other revenues and fees	1,624	-	-	1,624
Total revenues	25,480	-	(6,450)	19,030

Expenses:
Compensation and benefits	7,221	-	-	7,221
Performance fee compensation	112	-	-	112
Consolidated Funds expenses	-	2,119	(1,326)	793
General, administrative and other expenses	4,507	-	-	4,507
Total expenses	11,840	2,119	(1,326)	12,633

Other income (expense):
Dividend income	222	-	-	222
Interest expense	(2,085)	-	-	(2,085)
Other income (expenses), net	(262)	-	(121)	(383)
Interest and other income of Consolidated Funds	-	18,727	-	18,727
Interest expense of Consolidated Funds	-	(3,804)	-	(3,804)
Net realized gain (loss) on investments of Consolidated Funds	-	952	-	952
Net change in unrealized appreciation (depreciation) on investments of Consolidated Funds	-	4,022	-	4,022
Net change in unrealized depreciation (appreciation) on secured borrowings of Consolidated Funds	-	(416)	-	(416)
Total other income (expense), net	(2,125)	19,481	(121)	17,235
Income before income taxes	11,515	17,362	(5,245)	23,632
Provision for income taxes	1,148	542	-	1,690
Net income	10,367	16,820	(5,245)	21,942
Net income attributable to non-controlling interests in Consolidated Funds	-	-	11,575	11,575
Net income attributable to non-controlling interests in consolidated subsidiaries	1,290	-	-	1,290
Net income attributable to non-controlling interests in Medley LLC	7,803	-	-	7,803
Net income attributable to Medley Management Inc.	$1,274	$16,820	$(16,820)	$1,274

	For the Three Months Ended March 31, 2014
	(unaudited)
		Consolidated
	Standalone	Funds	Eliminations	Consolidated
	(Amounts in thousands)
Revenues:
Management fees	$14,991	$-	$(1,763)	$13,228
Performance fees	76	-	679	755
Other revenues and fees	2,013	-	-	2,013
Total revenues	17,080	-	(1,084)	15,996

Expenses:
Compensation and benefits	3,759	-	-	3,759
Performance fee compensation	1,518	-	-	1,518
Consolidated Funds expenses	-	2,083	(1,763)	320
General, administrative and other expenses	4,229	-	-	4,229
Total expenses	9,506	2,083	(1,763)	9,826

Other income (expense):
Dividend income	222	-	-	222
Interest expense	(633)	-	-	(633)
Other income (expenses), net	(1,192)	-	261	(931)
Interest and other income of Consolidated Funds	-	13,421	-	13,421
Interest expense of Consolidated Funds	-	(1,312)	-	(1,312)
Net realized gain (loss) on investments of Consolidated Funds	-	1,357	-	1,357
Net change in unrealized appreciation (depreciation) on investments of Consolidated Funds	-	(7,813)	-	(7,813)
Net change in unrealized depreciation (appreciation) on secured borrowings of Consolidated Funds	-	(324)	-	(324)
Total other income (expense), net	(1,603)	5,329	261	3,987
Income before income taxes	5,971	3,246	940	10,157
Provision for income taxes	230	274	-	504
Net income	5,741	2,972	940	9,653
Net income attributable to non-controlling interests in Consolidated Funds	-	-	3,912	3,912
Net income attributable to non-controlling interests in consolidated subsidiaries	(47)	-	-	(47)
Net income attributable to Medley LLC	$5,788	$2,972	$(2,972)	$5,788

	As of March 31, 2015
	(unaudited)
		Consolidated
	Standalone	Funds	Eliminations	Consolidated
	(Amounts in thousands)
Assets
Cash and cash equivalents	$71,834	$-	$-	$71,834
Investments, at fair value	27,588	-	(16,049)	11,539
Management fees receivable	15,024	-	-	15,024
Performance fees receivable	6,785	-	-	6,785
Other assets	9,338	-	(254)	9,084

Assets of Consolidated Funds:
Cash and cash equivalents	-	77,725	-	77,725
Investments, at fair value	-	735,623	-	735,623
Interest and dividends receivable	-	6,415	-	6,415
Other assets	-	2,040	(700)	1,340
Total assets	$130,569	$821,803	$(17,003)	$935,369

Liabilities and equity
Loans payable	$102,932	$-	$-	$102,932
Accounts payable, accrued expenses and other liabilities	20,023	-	(700)	19,323
Performance fee compensation payable	11,377	-	-	11,377

Liabilities of Consolidated Funds:
Accounts payable, accrued expenses and other liabilities	-	13,978	(254)	13,724
Secured borrowings	-	136,806	-	136,806
Total liabilities	134,332	150,784	(954)	284,162

Equity
Class A Common Stock	60	-	-	60
Class B Common Stock	-	-	-	-
Capital deficit	(1,606)	-	-	(1,606)
Retained earnings	180	-	-	180
Total stockholders' deficit, Medley Management Inc.	(1,366)	-	-	(1,366)
Non-controlling interests in Consolidated Funds	-	-	654,970	654,970
Non-controlling interests in consolidated subsidiaries	2,816	-	-	2,816
Non-controlling interests in Medley LLC	(5,213)	-	-	(5,213)
Members' equity of consolidated funds	-	671,019	(671,019)	-
Total (deficit) equity	(3,763)	671,019	(16,049)	651,207
Total liabilities and equity	$130,569	$821,803	$(17,003)	$935,369

	As of December 31, 2014
		Consolidated
	Standalone	Funds	Eliminations	Consolidated
	(Amounts in thousands)
Assets
Cash and cash equivalents	$87,206	$-	$-	$87,206
Investments, at fair value	22,143	-	(12,242)	9,901
Management fees receivable	15,173	-	-	15,173
Performance fees receivable	5,573	-	-	5,573
Other assets	9,230	-	-	9,230

Assets of Consolidated Funds:
Cash and cash equivalents	-	38,111	-	38,111
Investments, at fair value	-	734,870	-	734,870
Interest and dividends receivable	-	6,654	-	6,654
Other assets	-	5,057	(1,376)	3,681
Total assets	$139,325	$784,692	$(13,618)	$910,399

Liabilities and equity
Loans payable	$103,057	$-	$-	$103,057
Accounts payable, accrued expenses and other liabilities	28,959	-	(1,376)	27,583
Performance fee compensation payable	11,807	-	-	11,807

Liabilities of Consolidated Funds:
Accounts payable, accrued expenses and other liabilities	-	5,767	-	5,767
Secured borrowings	-	141,135	-	141,135
Total liabilities	143,823	146,902	(1,376)	289,349

Equity
Class A Common Stock	60	-	-	60
Class B Common Stock	-	-	-	-
Capital deficit	(2,384)	-	-	(2,384)
Retained earnings	272	-	-	272
Total stockholders' deficit, Medley Management Inc.	(2,052)	-	-	(2,052)
Non-controlling interests in Consolidated Funds	-	-	625,548	625,548
Non-controlling interests in consolidated subsidiaries	1,526	-	-	1,526
Non-controlling interests in Medley LLC	(3,972)	-	-	(3,972)
Members' equity of consolidated funds	-	637,790	(637,790)	-
Total (deficit) equity	(4,498)	637,790	(12,242)	621,050
Total liabilities and equity	$139,325	$784,692	$(13,618)	$910,399